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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ____________________


                                   FORM T-1



                      STATEMENT OF ELIGIBILITY UNDER THE
                          TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE



                     CHECK IF AN APPLICATION TO DETERMINE
                                  ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(B)(2) ____

                             ____________________


                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)
                                  74-0800980
                    (I.R.S. Employer Identification Number)


     712 MAIN STREET, HOUSTON, TEXAS                           77002
 (Address of principal executive offices)                    (Zip code)


                   LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                     HOUSTON, TEXAS 77002  (713) 216-2448
           (Name, address and telephone number of agent for service)



                           PENNZOIL PRODUCTS COMPANY
                 (to be renamed Pennzoil-Quaker State Company)


              (Exact name of obligor as specified in its charter)



             DELAWARE                                    74-159720
  (State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                   Identification Number)

PENNZOIL PLACE, P.O. BOX 2967, HOUSTON, TEXAS             77252-2967
  (Address of principal executive offices)                (Zip code)


                         SUBORDINATED DEBT SECURITIES

                        (Title of indenture securities)
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ITEM 1.  GENERAL INFORMATION.



  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

  (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING
  AUTHORITY TO WHICH IT IS SUBJECT.


  Comptroller of the Currency, Washington, D.C.
  Federal Deposit Insurance Corporation, Washington, D.C.
  Board of Governors of the Federal Reserve System, Washington, D.C.

  (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

  The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.


  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.


  The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.



  FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.



     COL. A                           COL. B
  TITLE OF CLASS                AMOUNT OUTSTANDING
  --------------                ------------------

  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.


  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

  (A) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.


  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

     (B) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(B)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.



  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.


  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.


  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.


    COL. A             COL. B              COL. C                 COL. D
                                                               PERCENTAGE OF
                                                             VOTING SECURITIES
                                                               REPRESENTED BY
                                         AMOUNT OWNED         AMOUNT GIVEN IN
 NAME OF OWNER     TITLE OF CLASS        BENEFICIALLY             COL. C
 -------------     --------------        ------------        -----------------


 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
OFFICIALS.


  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.


    COL. A             COL. B              COL. C                 COL. D
                                                               PERCENTAGE OF
                                                             VOTING SECURITIES
                                                               REPRESENTED BY
                                         AMOUNT OWNED         AMOUNT GIVEN IN
 NAME OF OWNER     TITLE OF CLASS        BENEFICIALLY             COL. C
 -------------     --------------        ------------        -----------------


 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.


  FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.


         COL. A             COL. B            COL. C             COL. D
                                           AMOUNT OWNED
                          WHETHER THE     BENEFICIALLY OR       PERCENT OF
                           SECURITIES    HELD AS COLLATERAL        CLASS
                           ARE VOTING       SECURITY FOR       REPRESENTED BY
                          OR NONVOTING     OBLIGATIONS IN     AMOUNT GIVEN IN
      TITLE OF CLASS       SECURITIES         DEFAULT              COL. C
   --------------------   ------------   ------------------   ---------------

 Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


         COL. A             COL. B            COL. C             COL. D
                                           AMOUNT OWNED
                                          BENEFICIALLY OR       PERCENT OF
                                         HELD AS COLLATERAL        CLASS
      TITLE OF ISSUER                       SECURITY FOR       REPRESENTED BY
           AND               AMOUNT        OBLIGATIONS IN     AMOUNT GIVEN IN
      TITLE OF CLASS       OUTSTANDING   DEFAULT BY TRUSTEE        COL. C
   --------------------   ------------   ------------------   ---------------


  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.



ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.


  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR (2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.


         COL. A             COL. B            COL. C             COL. D
                                           AMOUNT OWNED
                                          BENEFICIALLY OR       PERCENT OF
                                         HELD AS COLLATERAL        CLASS
      TITLE OF ISSUER                       SECURITY FOR       REPRESENTED BY
           AND               AMOUNT        OBLIGATIONS IN     AMOUNT GIVEN IN
      TITLE OF CLASS       OUTSTANDING   DEFAULT BY TRUSTEE        COL. C
   --------------------   ------------   ------------------   ---------------


  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.


  IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.


         COL. A             COL. B            COL. C             COL. D
                                           AMOUNT OWNED
                                          BENEFICIALLY OR       PERCENT OF
                                         HELD AS COLLATERAL        CLASS
      TITLE OF ISSUER                       SECURITY FOR       REPRESENTED BY
           AND               AMOUNT        OBLIGATIONS IN     AMOUNT GIVEN IN
      TITLE OF CLASS       OUTSTANDING   DEFAULT BY TRUSTEE        COL. C
   --------------------   ------------   ------------------   ---------------



  Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.


EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:



  COL. A                  COL. B                         COL. C
 NATURE OF                AMOUNT
INDEBTEDNESS            OUTSTANDING                     DATE DUE
------------            -----------                     --------

    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.



ITEM 13.  DEFAULTS BY THE OBLIGOR.


(a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.


There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)

  (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.



  There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.


  IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.


    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 15.  FOREIGN TRUSTEE.


  IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.


  Not applicable.

ITEM 16.  LIST OF EXHIBITS.


  LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.


  . 1.  A copy of the articles of association of the trustee now in effect.

  # 2. A copy of the certificate of authority of the trustee to commence business.

  * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January 21, 1948.

  + 4.  A copy of the existing bylaws of the trustee.

    5.  Not applicable.

    6. The consent of United States institutional trustees required by Section 321(b) of the Act.

 [] 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

    8.  Not applicable.

    9.  Not applicable.

                            _______________________



                       NOTE REGARDING INCORPORATED EXHIBITS



  Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.


  . Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-56195.

  # Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-42814.

  * Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-11 File No. 33-25132.

  + Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-3 File No. 33-65055.


 [] Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-63747.


                             ____________________


                                     NOTE


  Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                 SIGNATURE


  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE ___ DAY OF OCTOBER, 1998.



                                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                                  (Trustee)


                                           By: /s/ Letha Glover
                                               ----------------
                                               Letha Glover
                                  Assistant Vice President and Trust Officer

                                   EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:


  The undersigned is trustee under an Indenture by and between Pennzoil-Quaker State Company, a Delaware corporation (the "Company") and Chase Bank of Texas, National Association, as Trustee, entered into in connection with the issuance of the Company's Subordinated Debt Securities.

  In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                  Very truly yours,

                                  CHASE BANK OF TEXAS, NATIONAL
                                  ASSOCIATION, as Trustee



                                  By: /s/ Letha Glover
                                      ----------------
                                      Letha Glover

                          Assistant Vice President and Trust Officer